                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 4, 1998


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


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         Maryland             1-12514             84-1246585
     (State or Other        (Commission          (IRS Employer
     Jurisdiction of        File Number)      Identification No.)
      Incorporation)
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                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (610) 834-7950
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

 On December 7, 1998, American Real Estate Investment Corporation (the "Company"), announced in a press release attached hereto as Exhibit 99.1 and incorporated by reference herein, the signing on December 4, 1998 of a joint venture agreement with Browning Investments, Inc. to develop 491 acres located in Indianapolis, Indiana in Airtech Park. In addition, the Company acquired through American Real Estate Investment, L.P. (the "Operating Partnership") , a limited partnership of which the Company is the sole general partner and in which the Company owns on the date of this Current Report on Form 8-K, an interest of approximately 51%, a portfolio consisting of three warehouse/office buildings located in Indianapolis, Indiana (the "Browning Portfolio") totaling 861,760 square feet and has agreed to acquire two additional warehouse/office buildings totaling 534,992 square feet, which are currently under construction, upon the completion of their construction. The aggregate purchase price of the joint venture interest and 1.4 million square foot portfolio is approximately $73.2 million and the aggregate developable square footage of Airtech Park is in excess of 7.5 million square feet. The purchase price of the Browning Portfolio, of approximately $34.4 million, was funded by the issuance of 524,954 units in the Operating Partnership, the assumption of approximately $21.7 million debt and the Company's revolving credit facility.

Other information on the properties included in the Browning Portfolio is as follows:


                                Leaseable       November 30, 1998      Year
Property                       Square Feet           Occupancy       Constructed
--------                       -----------      -----------------    -----------

8677 Logo Court                  599,152               100%            1991

4400 West 96th Street            100,000               100%            1998

6402 Corporate Drive             162,608               100%            1996
                                 -------

                  TOTAL          861,760
                                 -------

The sellers of the Browning Portfolio (MPSN, L.L.C., Corporate Drive Associates, LLC, Post 70 Building 7 Partners and COB Associates, LLC) are parties unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract additional tenants. The purchase price was determined through an arm's length negotiation between the Company and the sellers.

The following table set forth below shows certain information regarding rental rates and lease expirations for the Browning Portfolio (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):


                                                                                         Annualized    Annualized Rent
                                                                    Percentage of         Rent of     Per Leased Square
Year of Lease     Number of                Square Footage of        Total Leased          Expiring      Foot of
Expiration        Expiring Leases           Expiring Leases          Square Feet          Leases (1)   Expiring Leases
-------------     ---------------          -----------------        -------------        -----------  -----------------

       1998                 ---                      ---             ---                   ---                ---
       1999                   2                  162,608           18.87%           $   894,456         $    5.50
       2000                 ---                      ---             ---                   ---                ---
       2001                 ---                      ---             ---                   ---                ---
       2002                 ---                      ---             ---                   ---                ---
       2003                 ---                      ---             ---                   ---                ---
       2004                 ---                      ---             ---                   ---                ---
       2005                 ---                      ---             ---                   ---                ---
       2006                 ---                      ---             ---                   ---                ---
       2007                   1                  599,152           69.53%             1,827,414              3.05
    Thereafter                1                  100,000           11.60%             1,010,000             10.10
                              -                  -------           -----              ---------             -----
   Total/Average              4                  861,760          100.00%           $ 3,731,870         $    4.33
                              -                  -------          ------            -----------         ---------
                              -                  -------          ------            -----------         ---------


(1) Annualized Rent of Expiring Leases, as used above, represents the monthly contractual rental rate in the month the lease expires multiplied by twelve.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (b)       PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable to file with this current report on Form 8-K the financial statements and pro forma financial information required by this Item 7 with regard to the acquisition described in Item 2 above. Those financial statements and pro forma financial information will be filed by amendment to this current report on Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this current report on Form 8-K.

         (c)       EXHIBITS

                   10.1 Contribution Agreement between American Real Estate Investment, L.P., acquiror and MPSN, L.L.C., Corporate Drive Associates, LLC, Post 70 Building 7 Partners, and COB Associates, LLC.

                   99.1  Press Release dated December 7, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AMERICAN REAL ESTATE INVESTMENT
                                   CORPORATION


     Date:    December 18, 1998    By:   /s/ Jeffrey E. Kelter
                                         ---------------------
                                             Jeffrey E. Kelter
                                             President


     Date:    December 18, 1998    By:   /s/ Timothy A. Peterson
                                         -----------------------
                                             Timothy A. Peterson
                                             Chief Financial Officer


     Date:    December 18, 1998    By:   /s/ Timothy E. McKenna
                                         ----------------------
                                             Timothy E. McKenna
                                             Treasurer
                                             (Principal Accounting Officer)